UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 28, 2004

Wells Real Estate Investment Trust II, Inc.

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

333107066	200068852
(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia 30092-3365

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (770) 449-7800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Wells Real Estate Investment Trust II, Inc. (the “Registrant”) hereby amends its Current Report on Form 8-K dated December 28, 2004 to provide the required financial statements of the Registrant relating to the acquisition by the Registrant of the Highland Landmark III Building, as described in such Current Report.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements. The following financial statements of the Registrant are submitted at the end of this Amendment to Current Report on Form 8-K/A and are filed herewith and incorporated herein by reference:

(b) Pro Forma Financial Information. See Paragraph (a) above.

Page
Highland Landmark III Building

Report of Independent Registered Public Accounting Firm	F-1

Statement of Revenues Over Certain Operating Expenses for the year ended December 31, 2003 (audited) and the nine months ended September 30, 2004 (unaudited)	F-2

Notes to Statement of Revenues Over Certain Operating Expenses for the year ended December 31, 2003 (audited) and the nine months ended September 30, 2004 (unaudited)	F-3

Wells Real Estate Investment Trust II, Inc.

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-5

Pro Forma Balance Sheet as of September 30, 2004 (unaudited)	F-6

Pro Forma Statement of Operations for the nine months ended September 30, 2004 (unaudited)	F-8

Pro Forma Statement of Operations for the year ended December 31, 2003 (unaudited)	F-10

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE INVESTMENT TRUST II, INC. (Registrant)

By:	/s/ Randall D. Fretz
Randall D. Fretz
Senior Vice President

Date: February 21, 2005

Report of Independent Registered Public Accounting Firm

Stockholders and Board of Directors

Wells Real Estate Investment Trust II, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of the Highland Landmark III Building for the year ended December 31, 2003. This statement is the responsibility of the Highland Landmark III Building’s management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the Highland Landmark III Building’s revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of the Highland Landmark III Building for the year ended December 31, 2003 in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Atlanta, Georgia

December 21, 2004

Highland Landmark III Building

Statements of Revenues Over Certain Operating Expenses

For the year ended December 31, 2003

and the nine months ended September 30, 2004 (unaudited)

(in thousands)

	2004	2003
	(Unaudited)
Revenues:
Base rent	$3,213	$3,915
Tenant reimbursements	1,468	1,818
Other revenues	17	18

Total revenues	4,698	5,751

Expenses:
Real estate taxes	508	677
Cleaning	201	307
Repairs and maintenance	234	271
Utilities	186	249
Administration	172	242
Other operating expenses	140	171
Facilities and safety	128	163
Insurance	100	128

Total expenses	1,669	2,208

Revenues over certain operating expenses	$3,029	$3,543

See accompanying notes.

Highland Landmark III Building

Notes to Statements of Revenues Over Certain Operating Expenses

For the year ended December 31, 2003

and the nine months ended September 30, 2004 (unaudited)

1. Description of Real Estate Property Acquired

On December 28, 2004, Wells REIT II/Lincoln-Highland Landmark III, LLC (the “Joint Venture”), a joint venture between Wells REIT II – Highland Landmark III, LLC and Lincoln - Highland Landmark III, LLC (“Lincoln”), acquired the Highland Landmark III Building (the “Building”), a nine-story office building containing approximately 275,000 square feet located in Downers Grove, Illinois. Total consideration for the acquisition was approximately $52.7 million, of which $50.0 million was funded by Wells REIT II – Highland Landmark III, LLC, which is a wholly owned subsidiary of Wells Operating Partnership II, LP (“Wells OP II”). Wells OP II is a Delaware limited partnership formed to acquire, own, lease, operate and manage real properties on behalf of Wells Real Estate Investment Trust II, Inc. (“Wells REIT II”), a Maryland corporation. Wells REIT II is the sole general partner of Wells OP II.

2. Basis of Accounting

The accompanying statements of revenues over certain operating expenses are presented in conformity with U. S. generally accepted accounting principles and in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statements exclude certain historical expenses that are not comparable to the proposed future operations of the property such as certain ancillary income, amortization, depreciation, interest and corporate expenses. Therefore, the statements will not be comparable to the statements of operations of the Building after its acquisition by the Joint Venture.

3. Significant Accounting Policies

Rental Revenues

Rental revenue is recognized on a straight-line basis over the terms of the related leases. The excess of rental income recognized over the amounts due pursuant to the lease terms is recorded as straight-line rent receivable. The adjustment to straight-line rent receivable increased revenue by approximately $0.1 million for the year ended December 31, 2003 and approximately $0.2 million for the nine months ended September 30, 2004.

Use of Estimates

The preparation of financial statements in conformity with U. S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Highland Landmark III Building

Notes to Statements of Revenues Over Certain Operating Expenses (continued)

For the year ended December 31, 2003

and the nine months ended September 30, 2004 (unaudited)

4. Description of Leasing Arrangements

The Building is 92% leased, with PeopleSoft USA, Inc. (“PeopleSoft”) and New York Life Insurance Company (“New York Life”) leasing approximately 51% of the Building’s rentable square footage under long-term lease agreements. PeopleSoft and New York Life contributed 50% and 16%, respectively, of rental income for the year ended December 31, 2003. Under the terms of the PeopleSoft and New York Life leases, each tenant is required to reimburse to the landlord all operating expenses. The remaining rentable square footage is leased to various office and retail tenants under lease agreements with terms that vary in length and with various reimbursement clauses.

5. Future Minimum Rental Commitments

Future minimum rental commitments for the years ended December 31 are as follows (in thousands):

2004	$4,144
2005	4,254
2006	3,740
2007	2,934
2008	1,684
Thereafter	3,600

$20,356

Subsequent to December 31, 2003, PeopleSoft, New York Life and United States Steel Corporation will contribute approximately 36%, 19% and 14%, respectively, of the future minimum rental income from the leases in place at that date.

6. Interim Unaudited Financial Information

The statement of revenues over certain operating expenses for the nine months ended September 30, 2004 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the financial statement for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

This pro forma information should be read in conjunction with the consolidated financial statements and notes of Wells Real Estate Investment Trust II, Inc. (“Wells REIT II”) included in its annual report filed on Form 10-K for the year ended December 31, 2003 and its quarterly report filed on Form 10-Q for the nine months ended September 30, 2004. In addition, this pro forma information should be read in conjunction with the financial statements and notes of certain acquired properties included in various current reports filed on Form 8-K previously filed.

The following unaudited pro forma balance sheet as of September 30, 2004 has been prepared to give effect to the fourth quarter 2004 acquisitions of the Emerald Point Building, the 800 N. Frederick Building, The Corridors III Building (the “Recent Q4 Acquisitions”) and the Highland Landmark III Building (collectively, the “Q4 Acquisitions”) as if the acquisitions occurred on September 30, 2004. Other Pro Forma Adjustments contain certain pro forma financing-related activity, including, but not limited to, capital raised through issuance of additional shares and pay down of acquisition-related debt subsequent to the balance sheet date. Wells OP II is a Delaware limited partnership that was organized to own and operate properties on behalf of Wells REIT II, and is a consolidated subsidiary of Wells REIT II.

The following unaudited pro forma statement of operations for the nine months ended September 30, 2004 has been prepared to give effect to the first quarter 2004 acquisitions of the Weatherford Center Houston Building, the New Manchester One Building, and the Republic Drive Buildings; the second quarter 2004 acquisitions of the Manhattan Towers Property, the 9 Technology Drive Building, the 180 Park Avenue Buildings, the One Glenlake Building, and the 80 M Street Building; the third quarter 2004 acquisitions of the One West Fourth Street Building, the 3333 Finley Road and 1501 Opus Place Buildings, and the Wildwood Buildings (collectively, the “Q1, Q2 and Q3 2004 Acquisitions”); and the Q4 Acquisitions as if the acquisitions occurred on January 1, 2003.

The following unaudited pro forma statement of operations for the year ended December 31, 2003 has been prepared to give effect to the Q1, Q2 and Q3 2004 Acquisitions and the Q4 Acquisitions as if the acquisitions occurred on January 1, 2003. The New Manchester One Building had no operations during the year ended December 31, 2003 and, accordingly, has not been included in the pro forma statement of operations for the year ended December 31, 2003.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the Q1, Q2 and Q3 2004 Acquisitions and the Q4 Acquisitions been consummated as of January 1, 2003. In addition, the pro forma balance sheet includes allocations of the purchase price based upon preliminary estimates of the fair value of the assets and liabilities acquired. These allocations may be adjusted in the future upon finalization of these preliminary estimates.

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

PRO FORMA BALANCE SHEET

SEPTEMBER 30, 2004

(in thousands)

(Unaudited)

ASSETS

	Wells Real Estate Investment Trust II, Inc. Historical (a)	Pro Forma Adjustments
				Q4 Acquisitions				Pro Forma Total
		Other		Recent		Highland Landmark III
Real estate assets, at cost:
Land	$114,522	$905	(b)	$33,805	(f)	$3,027	(f)	$152,382
				122	(g)	1	(g)
Buildings and improvements, less accumulated depreciation	498,918	3,804	(b)	75,830	(f)	35,497	(f)	614,751
				683	(g)	19	(g)
Intangible lease assets, less accumulated amortization	128,169	0		33,838	(f)	11,939	(f)	173,946
Construction in progress	3,249	0		0		0		3,249

Total real estate assets	744,858	4,709		144,278		50,483		944,328

Cash and cash equivalents	27,617	211,820 (4,787 (203,672	(c) )(d) )(e)	(25,340	)(f)	(863	)(f)	4,775
Rents receivable	4,154	0		0		0		4,154
Prepaid expenses and other assets	13,658	4,787	(d)	(9,500	)(f)	(20	)(g)	3,411
		(4,709	)(b)	(805	)(g)
Deferred financing costs, less accumulated amortization	971	0		0		85	(h)	1,056
Deferred lease costs, less accumulated amortization	82,977	0		21,575	(f)	3,022	(f)	107,574
Investments in bonds	78,000	0		0		0		78,000

Total assets	$952,235	$8,148		$130,208		$52,707		$1,143,298

LIABILITIES AND STOCKHOLDERS’ EQUITY

	Wells Real Estate Investment Trust II, Inc. Historical (a)	Pro Forma Adjustments
				Q4 Acquisitions				Pro Forma Total
		Other		Recent		Highland Landmark III
Liabilities:
Line of credit and note payable	$368,037	$(203,672	)(e)	$128,948	(f)	$30,840 20,085	(i) (j)	$344,238
Obligations under capital leases	78,000	0		0		0		78,000
Intangible lease liabilities, less accumulated amortization	23,266	0		1,260	(f)	0		24,526
Accounts payable and accrued expenses	12,268	0		0		670	(f)	12,938
Due to affiliates	841	0		0		0		841
Dividends payable	1,309	0		0		0		1,309

Total liabilities	483,721	(203,672)		130,208		51,595		461,852

Minority Interest	99	0		0		1,112	(k)	1,211

Redeemable Common Shares	3,582	0		0		0		3,582

Stockholders’ Equity:
Common shares, $.01 par value; 900,000,000 shares authorized, 54,422,874 shares issued and outstanding at September 30, 2004	544	239	(c)	0		0		783
Additional paid in capital	472,474	211,581	(c)	0		0		684,055
Accumulated deficit	(4,603)	0		0		0		(4,603)
Redeemable common shares	(3,582)	0		0		0		(3,582)

Total stockholders’ equity	464,833	211,820		0		0		676,653

Total liabilities and stockholders’ equity	$952,235	$8,148		$130,208		$52,707		$1,143,298

(a)	Historical financial information derived from quarterly report filed on Form 10-Q as of September 30, 2004.
(b)	Reflects deferred project costs applied to the land and building at approximately 2.312% of cash used to pay down debt related to first, second and third quarter 2004 acquisitions.
(c)	Reflects capital raised through issuance of additional shares subsequent to September 30, 2004 through December 28, 2004, the date of the Highland Landmark III acquisition, net of organizational and offering costs, commissions and dealer-manager fees.
(d)	Reflects deferred project costs capitalized as a result of additional capital raised described in note (c) above.
(e)	Reflects pay down of acquisition-related borrowings using capital raised described in note (c) above.
(f)	Reflects Wells REIT II’s purchase price for the assets, land, building and liabilities assumed or incurred, net of any purchase price adjustments.
(g)	Reflects deferred project costs applied to the land and building at approximately 2.312% of the cash paid for purchase at acquisition.
(h)	Reflects loan fees paid related to the $30.8 million note payable used to partially fund the acquisition of the Highland Landmark III Building.
(i)	Reflects $30.8 million note payable used to partially fund the acquisition of the Highland Landmark III Building.
(j)	Reflects line of credit financing used to partially fund the acquisition of the Highland Landmark III Building.
(k)	Reflects Lincoln Property Company’s 5% minority interest in Wells REIT II/Lincoln – Highland Landmark III, LLC, the joint venture that acquired the Highland Landmark Building.

The accompanying notes are an integral part of this statement.

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

PRO FORMA STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004

(in thousands, except per share amounts)

(Unaudited)

	Wells Real Estate Investment Trust II, Inc. Historical (a)	Pro Forma Adjustments
				Q4 Acquisitions				Pro Forma Total
		Q1, Q2 and Q3 2004 Acquisitions		Recent		Highland Landmark III
Revenues:
Rental income	$20,743	$36,630	(b)	$10,564	(b)	$2,950	(b)	$70,887
Tenant reimbursements	3,174	7,565	(c)	3,470	(c)	1,468	(c)	15,677

	23,917	44,195		14,034		4,418		86,564
Expenses:
Property operating costs	6,542	12,923	(d)	4,784	(d)	1,669	(d)	25,918
Asset management fees	1,346	2,925	(e)	598	(e)	195	(e)	5,064
General and administrative	2,535	0		0		0		2,535
Depreciation	3,743	5,744	(f)	1,435	(f)	668	(f)	11,590
Amortization	5,524	10,346	(g)	4,150	(g)	2,082	(g)	22,102

	19,690	31,938		10,967		4,614		67,209

Real estate operating income	4,227	12,257		3,067		(196)		19,355

Other income (expense):
Interest income	1,679	0		0		0		1,679
Interest expense	(10,516)	(1,595 (368 (3,375	)(h) )(i) )(j)	(1,607	)(k)	(1,113	)(l)	(18,574)

	(8,837)	(5,338)		(1,607)		(1,113)		(16,895)

Income (loss) before minority interest	(4,610)	6,919		1,460		(1,309)		2,460

Minority interest in loss of consolidated subsidiaries	$7	$0		$0		$(38	)(m)	$(31)

Net income (loss)	$(4,603)	$6,919		$1,460		$(1,347)		$2,429

Net income (loss) per share, basic and diluted	$(0.23)							$0.03

Weighted average shares outstanding, basic and diluted	19,609							78,357

(a)	Historical financial information derived from quarterly report on Form 10-Q for the nine months ended September 30, 2004.
(b)	Rental income is recognized on a straight-line basis.
(c)	Consists of operating cost reimbursements.
(d)	Consists of property operating expenses.
(e)	Asset management fees calculated as 0.75% of the cost of the acquisitions on an annual basis limited to 1% of the net asset value of such acquisitions after deducting debt used to finance acquisitions.
(f)	Depreciation expense on portion of purchase price allocated to Building is recognized using the straight-line method and a 40-year life.
(g)	Amortization of deferred leasing costs and lease intangibles is recognized using the straight-line method over the lives of the respective leases.
(h)	Represents interest expense on a mortgage loan assumed in connection with the One West Fourth Street Building acquisition that bears interest at 5.8% and matures on December 10, 2018.
(i)	Represents imputed interest expense on an interest-free note entered into in connection with the acquisition of the Acxiom Buildings. Interest expense was calculated using an imputed interest rate of 3.57%, which approximated the interest rate of similar financing.

(j)	Represents interest expense on a mortgage loan entered into subsequent to the acquisition of the Wildwood Buildings that bears interest at 5.0% and matures on December 1, 2014.
(k)	Represents interest expense on a mortgage loan assumed in connection with the 800 N. Frederick Building acquisition that bears interest at 4.62% and matures on November 11, 2011.
(l)	Represents interest expense on a mortgage loan entered into in connection with the acquisition of the Highland Landmark III Building that bears interest at 4.81% and matures on December 15, 2011.
(m)	Represents minority interest expense related to Lincoln Property Company’s 5% investment in Wells REIT II/Lincoln – Highland Landmark III, the joint venture that acquired the Highland Landmark III Building.

The accompanying notes are an integral part of this statement.

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

PRO FORMA STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2003

(Unaudited)

	Wells Real Estate Investment Trust II, Inc. Historical (a)	Pro Forma Adjustments
				Q4 Acquisitions				Pro Forma Total
		Q1, Q2 and Q3 2004 Acquisitions		Recent		Highland Landmark III
Revenues:
Rental income	$0	$73,020,291	(b)	$12,041,010	(b)	$3,539,154	(b)	$88,600,455
Tenant reimbursements	0	13,224,492	(c)	3,711,650	(c)	1,818,226	(c)	18,754,368

	0	86,244,783		15,752,660		5,357,380		107,354,823

Expenses:
Property operating costs	0	25,527,319	(d)	5,758,681	(d)	2,256,385	(d)	33,542,385
Asset management fees	0	5,181,831	(e)	1,077,063	(e)	352,317	(e)	6,611,211
General and administrative	94,455	0		0		0		94,455
Depreciation	0	12,390,177	(f)	1,912,848	(f)	891,047	(f)	15,194,072
Amortization	0	19,782,665	(g)	5,533,317	(g)	2,775,778	(g)	28,091,760

	94,455	62,881,992		14,281,909		6,275,527		83,533,883

Real estate operating income	(94,455)	23,362,791		1,470,751		(918,147)		23,820,940

Other income (expense):
Interest income	0	0		0		0		0
Interest expense	0	(182,160 (2,941,992 (613,238 (4,500,000	)(h) )(i) )(j) )(k)	(2,847,921 (2,142,520	)(h) )(l)	(692,912 (1,483,404	)(h) )(m)	(15,404,147)

	0	(8,237,390)		(4,990,441)		(2,176,316)		(15,404,147)

Income (loss) before minority interest	(94,455)	15,125,401		(3,519,690)		(3,094,463)		8,416,793

Minority interest in loss of consolidated subsidiaries	$(93,985)	$0		$0		$50,036	(n)	$(43,949)

Net income (loss)	$(470)	$15,125,401		$(3,519,690)		$(3,144,499)		$8,460,742

Net income (loss) per share, basic and diluted	$(4.70)							$0.11

Weighted average shares outstanding, basic and diluted	100							78,357,417

(a)	Historical financial information derived from annual report on Form 10-K. for the year ended December 31, 2003.
(b)	Rental income is recognized on a straight-line basis.
(c)	Consists of operating cost reimbursements.
(d)	Consists of property operating expenses.
(e)	Asset management fees calculated as 0.75% of the cost of the acquisitions on an annual basis limited to 1% of the net asset value of such acquisitions after deducting debt used to finance acquisitions.
(f)	Depreciation expense on portion of purchase price allocated to Building is recognized using the straight-line method and a 40-year life.
(g)	Amortization of deferred leasing costs and lease intangibles is recognized using the straight-line method over the lives of the respective leases.
(h)	Represents interest expense on lines of credit used to acquire assets, which bore interest at approximately 3.45% for the year ended December 31, 2003.

(i)	Represents interest expense on a mortgage loan assumed in connection with the One West Fourth Street Building acquisition that bears interest at 5.8% and matures on December 10, 2018.
(j)	Represents imputed interest expense on an interest-free note payable entered into in connection with the acquisition of the Acxiom Buildings. Interest expense was calculated using an imputed interest rate of 3.57%, which approximated the interest rate of similar financing.
(k)	Represents interest expense on a mortgage loan entered into subsequent to the acquisition of the Wildwood Buildings that bears interest at 5.0% and matures on December 1, 2014.
(l)	Represents interest expense on a mortgage loan assumed in connection with the 800 N. Frederick Building acquisition that bears interest at 4.62% and matures on November 11, 2011.
(m)	Represents interest expense on a mortgage loan entered into in connection with the acquisition of the Highland Landmark III Building that bears interest at 4.81% and matures on December 15, 2011.
(n)	Represents minority interest expense related to Lincoln Property Company’s 5% investment in Wells REIT II/Lincoln – Highland Landmark III, the joint venture that acquired the Highland Landmark III Building.

The accompanying notes are an integral part of this statement.